Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 19th day of January, 2005.

/s/ ROBERT E. GALLAGHER
Robert E. Gallagher

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 18th day of January, 2005.

/s/ T. KIMBALL BROOKER
T. Kimball Brooker

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 14th day of January, 2005.

/s/ GARY P. COUGHLAN
Gary P. Coughlan

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren her true and lawful attorney-in-fact and agent, for her, and in her name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 14th day of January, 2005.

/s/ ILENE S. GORDON
Ilene S. Gordon

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 19th day of January, 2005.

/s/ ELBERT O. HAND
Elbert O. Hand

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 19th day of January, 2005.

/s/ BERNARD L. HENGESBAUGH
Bernard L. Hengesbaugh

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 19th day of January, 2005.

/s/ DAVID S. JOHNSON
David S. Johnson

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2004 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 15th day of January, 2005.

/s/ JAMES R. WIMMER
James R. Wimmer